UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 15, 2005



                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                       1-9318                  13-2670991
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


One Franklin Parkway, San Mateo, California                             94403
 (Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (650) 312-3000

                                 Not Applicable
                 ----------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

On March 15, 2005, Franklin Resources, Inc. (the "Company") issued a press release announcing the approval by its Board of Directors of a regular quarterly cash dividend of $0.10 per share and a special cash dividend of $2.00 per share, each payable on April 15, 2005 to stockholders of record holding shares of common stock, par value $0.10 per share, of the Company on March 31, 2005. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   Exhibits.

            EXHIBIT NO.    DESCRIPTION
            -----------    -----------

            99.1 Press Release dated March 15, 2005 issued by Franklin Resources, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FRANKLIN RESOURCES, INC.


Date: March 15, 2005                /s/ Barbara J. Green
                                    --------------------
                                    Barbara J. Green
                                    Vice President, Deputy General Counsel
                                    and Secretary

                                  EXHIBIT INDEX

            EXHIBIT NO.    DESCRIPTION
            -----------    -----------

            99.1 Press Release dated March 15, 2005 issued by Franklin Resources, Inc.